UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)

+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

Beginning on October 27, 2021, Mallinckrodt plc, an Irish public limited company (“Mallinckrodt”) resumed discussions and negotiations with members of an ad hoc group of holders (the “Noteholders”) of a majority in aggregate principal amount of the 10.000% First Lien Senior Secured Notes due 2025 (the “First Lien Notes”) issued by Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC, two wholly owned subsidiaries of Mallinckrodt (the “Issuers”) with respect to the possible treatment of claims in respect of the First Lien Notes under a proposed plan of reorganization in the bankruptcy case of Mallinckrodt and certain of its subsidiaries (a “Potential Transaction”).

Each of the Noteholders has entered into a confidentiality agreement with Mallinckrodt. Pursuant to the confidentiality agreements, Mallinckrodt has agreed to disclose publicly information provided by Mallinckrodt to the Noteholders that constitutes material non-public information on a specified date. The information in this Current Report on Form 8-K is being furnished, in part, to satisfy Mallinckrodt’s public disclosure obligations under the confidentiality agreements.

As of November 5, 2021, Mallinckrodt has not reached an agreement with the Noteholders. The last draft of the applicable term sheet circulated by Mallinckrodt to the Noteholders with respect to a Potential Transaction (which draft was expressly subject in all respects to the support of certain parties to Mallinckrodt's restructuring support agreement (the "RSA") and was circulated on such basis) (the "Mallinckrodt Proposal") contemplated the following terms:

Term	Mallinckrodt Proposal
Amount (“Exchange Ratio”)	Equivalent to the Optional Redemption price in the existing indenture at the Exit Date (T+50 until 4/15/22, then the call schedule) plus 2.25% of par

Notes	Senior Secured First Lien Notes (the “Exchange First Lien Notes”)
Issuers	Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC
Obligors	• Same as the obligors on Deferred Cash Payments, provided that any obligations on account of the Exchange First Lien Notes shall be guaranteed by the same entities that guarantee the (i) existing First Lien Notes, (ii) existing credit agreement debt, as amended and/or restated, and (iii) Takeback Second Lien Notes
• Subject to satisfactory diligence around exclusion of Mallinckrodt Holdings GmbH
Coupon	Payable in cash at 6.50%

Maturity	6 years following Plan Effective Date

Collateral/Priority	Pari passu with the existing credit agreement debt, as amended and/or restated
Put	Puttable to the issuer at 101% of par upon a change of control
Equity Claw	Equity claw consistent with current indenture for two years post emergence, subject to any equity offering proceeds being first used to pay down the tort prepayment option

Call Protections	• T+50 make whole for 3 years after Plan Effective Date, provided that the Exchange First Lien Notes shall be callable at par for 90 days following the Plan Effective Date
• Callable at 103.250% of par in year 4
• Callable at 101.625% of par in year 5
• Par thereafter

Covenants	• Substantially same covenants as credit agreement debt as amended, adjusted for indenture-style documentation (including removing non indenture-style provisions)
• Consistent with existing secured indentures, Company to retain uncapped carve-outs for intercompany transactions (i.e., debt, investments, dispositions, etc.)
• Subject to pro forma 1L net leverage not exceeding 4.25x, Restricted Settlement Payments may also be made with cash on hand, asset sale proceeds (in lieu of prepaying first lien debt or reinvesting) or proceeds from new first lien debt

Optional Redemption Alternative	At the Company’s option, in lieu of issuing the Exchange First Lien Notes, existing First Lien Notes may be refinanced at, or prior to, exit at the Exchange Ratio plus accrued and unpaid interest

Exit Fee	None

Other	• Exchange consummated on the effective date of the Ch. 11 plan
• [Tax and bankruptcy implications to be reviewed and exact exchange mechanism TBD]
• 1L noteholders to agree to not make any intercreditor claims while RSA is in effect, or following Plan Effective Date in respect of the existing 1L notes claims
• Plan to be amended to conform to this settlement
• Settlement subject to greater than two-thirds in amount and a majority in number of 1L notes voting in favor of the amended Plan
• Debtors will pay the reasonable and documented fees and expenses of Ad Hoc First Lien Notes Group
• No contingencies, other than Plan confirmation and effectiveness
• For the avoidance of doubt, accrued and unpaid interest on existing First Lien Notes to be paid in cash at emergence if the Exchange First Lien Notes are issued

By contrast, the last proposal circulated by the Noteholders to Mallinckrodt with respect to a Potential Transaction (the "Noteholder Proposal") contemplated the following terms:

Term	Noteholder Proposal
Amount (“Exchange Ratio”)	Equivalent to the Optional Redemption price in the existing indenture at the Exit Date (T+50 until 4/15/22, then the call schedule) plus 2.00% of par

Notes	Exchange First Lien Notes
Issuers	Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC
Obligors	• Same as the obligors on Deferred Cash Payments, provided that any obligations on account of the Exchange First Lien Notes shall be guaranteed by the same entities that guarantee the (i) existing First Lien Notes, (ii) existing credit agreement debt, as amended and/or restated, and (iii) Takeback Second Lien Notes
• Subject to satisfactory diligence around exclusion of Mallinckrodt Holdings GmbH
Coupon	Payable in cash at a fixed rate equal to 6.32% plus the 5‐year Treasury yield as of emergence (for illustrative purposes, 7.50% as of October 28, 2021)

Maturity	6 years following Plan Effective Date

Collateral/Priority	Pari passu with the existing credit agreement debt, as amended and/or restated
Put	Puttable to the issuer at 101% of par upon a change of control
Equity Claw	Equity claw consistent with current indenture for two years post emergence, subject to any equity offering proceeds being first used to pay down the tort prepayment option

Call Protections	• T+50 make whole for 3 years after Plan Effective Date
• Callable at 103.750% of par in year 4
• Callable at 101.875% of par in year 5
• Par thereafter
• Call protection applies upon bankruptcy

Covenants	Substantially same covenants as credit agreement debt as amended, adjusted for indenture-style documentation (including removing non indenture-style provisions)

Optional Redemption Alternative	At the Company’s option, in lieu of issuing the Exchange First Lien Notes, existing First Lien Notes may be refinanced at, or prior to, exit at the Exchange Ratio plus accrued and unpaid interest

Exit Fee	3.0% fee earned upon execution of documentation reflecting terms herein; fee to be paid on the Plan Effective Date to all first lien noteholders based on existing principal

Other	• Exchange consummated on the effective date of the Ch. 11 plan
• Tax and bankruptcy implications to be reviewed and exact exchange mechanism TBD
• 1L noteholders to agree to not make any intercreditor claims while RSA is in effect, or following Plan Effective Date in respect of the existing 1L notes claims
• 1L and 2L noteholders to sign a joinder agreement and amendment to the RSA
• Debtors will pay the reasonable and documented fees and expenses of Ad Hoc First Lien Notes Group
• Contingent on victory by Debtors in Acthar-related administrative claim litigation
• For the avoidance of doubt, accrued and unpaid interest on existing First Lien Notes to be paid in cash at emergence if the Exchange First Lien Notes are issued

Informal negotiations between Mallinckrodt, certain other parties to the RSA and the Noteholders following delivery of the above-described proposals contemplated potential terms, including as to Exchange Ratio and coupon, between those set forth in the Mallinckrodt Proposal and the Noteholder Proposal, but no agreement was reached.

The information contained in this Item 7.01 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statements Related to Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt's businesses, and any other statements regarding events or developments the company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: Mallinckrodt's ongoing Chapter 11 Cases; the ability of Mallinckrodt and its subsidiaries to obtain approval from the bankruptcy court with respect to motions or other requests made to the bankruptcy court throughout the course of the Chapter 11 Cases and to negotiate, develop, obtain court approval of, confirm and consummate the Amended Plan or any other plan that may be proposed, the effects of the Chapter 11 Cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the consummation of the transactions contemplated by the restructuring support agreement and the Amended Plan, including the settlements entered into with the OCC, the UCC, and Mallinckrodt’s second lien noteholders and the ability of the parties to negotiate definitive agreements with respect to the matters covered by the related term sheets, whether related to such settlements, included in the restructuring support agreement, or otherwise, the occurrence of events that may give rise to a right of any of the parties to terminate the restructuring support agreement or any of the settlements and the ability of the parties to receive the required approval by the bankruptcy court and to satisfy the other conditions of the restructuring support agreement and the settlements, including satisfying the milestones specified in the restructuring support agreement; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the amended non-binding agreement in principle reached by Mallinckrodt in connection with the announcement of its filing of the Chapter

11 petitions regarding the terms and conditions of a global settlement to resolve all current and future opioid-related claims; potential delays in Mallinckrodt's Chapter 11 process; the proposed settlement with governmental parties to resolve certain disputes relating to Acthar Gel; the possibility that such settlement will not be consummated and the risks and uncertainties related thereto, including the time and expense of continuing to litigate this dispute and the impact of this dispute on Mallinckrodt's financial condition and expectations for performance; the ability to maintain relationships with Mallinckrodt's suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the availability of operating capital during the pendency of the Chapter 11 Cases, including events that could terminate Mallinckrodt's right to continue to access the cash collateral of Mallinckrodt's lenders; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Chapter 11 plan is successfully consummated; the possibility that Mallinckrodt's Chapter 11 Cases may be converted into Chapter 7 cases under the bankruptcy code; the potential termination of Mallinckrodt's exclusive right to file a Chapter 11 plan; the possibility that certain claims against Mallinckrodt may not be discharged as part of the bankruptcy process; developing, funding and executing Mallinckrodt's business plan and continuing as a going concern; Mallinckrodt's post-bankruptcy capital structure; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt's products due to legal changes or changes in insurers' reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the impact of the outbreak of the COVID-19 coronavirus; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt's and its partners' ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt's ability to navigate price fluctuations; competition; Mallinckrodt's and its partners' ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt's reliance on certain individual products that are material to its financial performance; Mallinckrodt's ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt's ability to achieve expected benefits from restructuring activities; Mallinckrodt's significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt's substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; Mallinckrodt's ability to generate sufficient cash to service indebtedness even if the existing indebtedness is restructured; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws.

These and other factors are identified and described in more detail in the "Risk Factors" section of Mallinckrodt's most recent Annual Report on Form 10-K and other filings with the SEC. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	November 5, 2021	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President & Chief Financial Officer (principal financial officer)